Southwall Technologies Inc.
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of February 20, 2004, by and among Southwall Technologies Inc., a Delaware corporation (the "Company"), and the persons listed on the attached Exhibit A (collectively, the "Investors").

RECITALS

    The Company and the Investors have (i) entered into an amended and restated investment agreement of even date herewith (as amended, restated or otherwise modified, the "Investment Agreement") which provides, among other things, for arrangements with one Investor guaranteeing borrowings under the Company's new line of credit and the sale by the Company and purchase by other Investors of Convertible Notes of the Company which are convertible into Series A Preferred Stock of the Company, (ii) entered into a Loan and Security Agreement (as amended, restated or otherwise modified, the "Loan and Security Agreement"), or (iii) entered into a Second Amendment to Lease (3969-3975 E. Bayshore Road - Building 1) and a Surrender and Termination Agreement (3977-3995 E. Bayshore Road - Building 2) (collectively, the "Lease Amendments").
    The Company and the Investors wish to enter into this Agreement in order (i) to provide for certain rights of the Investors, and (ii) to induce the Investors to purchase shares of the Series A Preferred Stock, enter into arrangements relating to the extension of credit or enter into the Lease Amendment, as the case may be.

THE PARTIES AGREE AS FOLLOWS:

    Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:
      "Board" shall mean the Board of Directors of the Company.
      "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.
      . "Convertible Note" means the convertible promissory note of the Company which is convertible into shares of Series A Preferred Stock of the Company and is secured by 65% of the issued and outstanding stock of the Material Subsidiary (as defined in the Investment Agreement).
      "Convertible Securities" shall mean the shares of Series A Preferred Stock issuable upon conversion of the Convertible Promissory Notes purchased by the Investors purchasing Convertible Promissory Notes pursuant to the Investment Agreement, the Warrants issued to the Investors, the Warrants issued pursuant to the Loan and Security Agreement and/or the Warrants issued pursuant to the Lease Amendments.
      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
      "Form S-3" shall mean Form S-3 issued by the Commission or any substantially similar form then in effect.
      "Holder" shall mean any holder of outstanding Registrable Securities which have not been sold to the public, but only if such holder is one of the Investors or an assignee or transferee of registration rights as permitted by Section 10.
      "Initiating Holders" shall mean Holders who in the aggregate hold at least 50% of the Registrable Securities.
      "Material Adverse Event" shall mean any change, event or effect that (a) is materially adverse to the general affairs, business, operations, assets, condition (financial or otherwise) or results of operations or prospects of the Company, or (b) is reasonably foreseeable, has a reasonable likelihood of occurring, and if it were to occur could reasonably be expected to materially adversely affect the general affairs, business, operations, assets, condition (financial or otherwise) or results of operations or prospects of the Company.
      The terms "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a registration statement on Form S-1, S-2, or S-3 in compliance with the Securities Act ("Registration Statement"), and the declaration or ordering of the effectiveness of such Registration Statement.
      "Registrable Securities" shall mean all Common Stock not previously sold to the public and issued or issuable upon conversion or exercise of any of the Company's Convertible Securities purchased by or issued to the Investors, including Common Stock issued pursuant to stock splits, stock dividends, and similar distributions; provided, however, that such shares of Common Stock as to which any of the following apply shall cease to be Registrable Securities: (a) a registration statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been disposed of under such registration statement; (b) such Registrable Securities shall have been transferred pursuant to Rule 144 or any successor rule or provision promulgated under the Securities Act ("Rule 144"); (c) such Registrable Securities shall have been transferred in a transaction in which the Investor's rights and obligations under this Agreement were not assigned; (d) the holder of such Registrable Securities is then permitted to sell all of such securities within any three-month period pursuant to Rule 144 (and, with respect to any holder who is a registered broker/dealer, counsel to such holder delivers a written opinion to such effect); or (e) the termination of this Agreement.
      "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 4 and 6 of this Agreement, including, without limitation, all federal and state registration, qualification, and filing fees, printing expenses, fees and disbursements of counsel for the Company and reasonable fees and disbursements of one special counsel for all Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration. Registration Expenses shall not include Selling Expenses or fees and disbursements of counsel for any underwriter of any Registrable Securities being registered.
      "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
      "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.
    Demand Registration.
      Request for Registration on Form other than Form S-3. Subject to the terms of this Agreement, in the event that the Company shall receive from the Initiating Holders at any time after December 18, 2004 a written request that the Company effect any Registration with respect to all or a part of the Registrable Securities on a form other than Form S-3 for an offering of at least 40% (which shall be at least an aggregate of 500,000 shares) of the then outstanding Registrable Securities the Company shall (i) promptly give written notice of the proposed Registration to all other Holders, and (ii) subject to receipt of all necessary information from the Holders of such shares, as soon as practicable, use commercially reasonable efforts to effect Registration of the Registrable Securities specified in such request, together with any Registrable Securities of any Holder joining in such request as are specified in a written request given within 20 days after written notice from the Company. The Company shall not be obligated to take any action to effect any such registration after the Company has effected three such Registrations pursuant to this Section 2.1 and such Registrations have been declared effective.
      Request for Registration on Form S-3. Any time after December 18, 2004, if the Initiating Holders request that the Company file a Registration Statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of Registrable Securities the reasonably anticipated aggregate price to the public of which, net of Selling Expenses, would not be less than $1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use all reasonable efforts to effect Registration of the Registrable Securities on such form; provided, however, that the Company shall not be required to effect more than one Registration pursuant to this Section 2.2 in any 12 month period. The substantive provisions of Section 2.5 shall be applicable to each Registration initiated under this Section 2.2.
      Right of Deferral. Notwithstanding the foregoing, the Company shall not be obligated to file a registration statement pursuant to this Section 2 if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board it would be seriously detrimental to the Company or its stockholders for a Registration Statement to be filed in the near future, then the Company's obligation to use all reasonable efforts to file a Registration Statement shall be deferred for a period not to exceed 90 days from the receipt of the request to file such registration by such Holder; provided, however, that the Company shall not exercise the right contained in this subsection 2.3 more than once in any 12 month period.
      Registration of Other Securities in Demand Registration. Any Registration Statement filed pursuant to the request of the Initiating Holders under this Section 2 may, subject to the provisions of Section 2.5, include securities of the Company other than Registrable Securities.
      Underwriting in Demand Registration.
        Notice of Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2, and the Company shall include such information in the written notice referred to in Sections 2.1 and 2.3. The right of any Holder to Registration pursuant to Section 2 shall be conditioned upon such Holder's agreement to participate in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting.
        Selection of Underwriter in Demand Registration. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement with the representative ("Underwriter's Representative") of the underwriter or underwriters selected for such underwriting by the Holders of a majority of the Registrable Securities being registered by the Initiating Holders and agreed to by the Company.
        Marketing Limitation in Demand Registration. If the Underwriter's Representative advises the Initiating Holders in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, then (i) first, the Common Stock (other than Registrable Securities) held by officers or directors of the Company, (ii) second, the securities other than Registrable Securities, and (iii) third, the securities requested to be registered by the Company, shall be excluded from such Registration to the extent required by such limitation. If a limitation of the number of shares is still required, the Initiating Holders shall so advise all Holders and the number of shares of Registrable Securities that may be included in the Registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities entitled to inclusion in such Registration held by such Holders at the time of filing the Registration Statement. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 2.5(c) shall be included in such Registration Statement.
        Right of Withdrawal in Demand Registration. If any Holder of Registrable Securities, or a holder of other securities entitled (upon request) to be included in such Registration, disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the Underwriter's Representative and the Initiating Holders delivered at least fifteen days prior to the effective date of the Registration Statement. The securities so withdrawn shall also be withdrawn from the Registration Statement, without prejudice to the other registration rights hereunder or under any other agreement with the Company with respect to such securities.
    Piggyback Registration.
      Notice of Piggyback Registration and Inclusion of Registrable Securities. Subject to the terms of this Agreement, if the Company decides to Register any of its Common Stock (either for its own account or the account of a security holder or holders exercising their respective demand registration rights) on a form that would be suitable for a registration involving solely Registrable Securities, the Company shall: (i) promptly give each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws), and (ii) include in such Registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request delivered to the Company by any Holder within 15 days after delivery of such written notice from the Company.
      Underwriting in Piggyback Registration.
        Notice of Underwriting in Piggyback Registration. If the Registration of which the Company gives notice is for a Registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.1. In such event, the right of any Holder to Registration shall be conditioned upon such underwriting and the inclusion of such Holder's Registrable Securities in such underwriting to the extent provided in this Section 3. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement with the Underwriter's Representative for such offering. The Holders shall have no right to participate in the selection of the underwriters for an offering pursuant to this Section 3.
        Marketing Limitation in Piggyback Registration. If the Underwriter's Representative advises the Holders seeking registration of Registrable Securities pursuant to this Section 3 in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, the Underwriter's Representative (subject to the allocation priority set forth in Section 3.2(c)) may limit the number of shares of Registrable Securities to be included in such Registration and underwriting to not less than 20% of the securities included in such Registration.
        Allocation of Shares in Piggyback Registration. If the Underwriter's Representative limits the number of shares to be included in a Registration pursuant to Section 3.2(b), the number of shares to be included in such Registration shall be allocated (subject to Section 3.2(b)) in the following manner: The shares (other than Registrable Securities) held by officers or directors of the Company shall be excluded from such registration and underwriting to the extent required by such limitation. If a limitation of the number of shares is still required after such exclusion, the number of shares that may be included in the Registration and underwriting by selling stockholders shall be allocated among all other Holders thereof and other holders of securities (other than Registrable Securities) requesting and legally entitled to include such securities in such Registration, in proportion, as nearly as practicable, to the respective amounts of securities (including Registrable Securities) which such Holders and such other holders would otherwise be entitled to include in such Registration. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 3.2(c) shall be included in the Registration Statement.
        Withdrawal in Piggyback Registration. If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the Underwriter's Representative delivered at least fifteen days prior to the effective date of the Registration Statement. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration without prejudice to the other registration rights hereunder or under any other agreement with the Company with respect to such securities. The Company shall have the right to postpone or withdraw any Registration effected pursuant to this Section 3.2 without obligation to any Holder.
    Expenses of Registration. All Registration Expenses incurred in connection with two Registrations pursuant to Section 2.1, three Registrations pursuant to Section 2.2 and unlimited Registrations pursuant to Section 3, shall be borne by the Company. All Registration Expenses incurred in connection with any other Registration, qualification, or compliance, shall be apportioned among the Holders and other holders of the securities so registered on the basis of the number of shares so registered. Notwithstanding the above, the Company shall not be required to pay for any expenses of any Registration proceeding begun pursuant to Section 2 if the Registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (which Holders who vote to withdraw the request shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand Registration pursuant to Section 2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a Material Adverse Event not known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses (and the Company shall pay all such expenses) and the Holders shall retain their rights pursuant to Section 2. All Selling Expenses shall be borne by the holders of the securities Registered pro rata on the basis of the number of shares Registered.
    Termination of Registration Rights. The rights to cause the Company to register securities granted under Sections 2 and 3 of this Agreement and to receive notices pursuant to Section 3 of this Agreement shall terminate, with respect to each Holder, if such Holder is eligible to sell all of such Holder's Registrable Securities within a three-month period under Rule 144 of the Securities Act.
    Registration Procedures and Obligations. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:
        Prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its reasonable efforts to cause such Registration Statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such Registration Statement effective until the expiration of 12 months after such Registration Statement first becomes effective, or, if sooner, such time as all shares so Registered have been sold.
        Prepare and file, as expeditiously as reasonably practicable, with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; provided that, if the filing of any such amendment or supplement would cause the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Board, in the best interests of the Company, such filing shall not be made until the Board in good faith determines.
        Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them; provided that the obligation of the Company to deliver copies of prospectuses or other documents to each Holder shall be subject to the receipt by the Company of reasonable assurances from such Holder that such Holder will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with the use of any such prospectus or other documents.
        Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it is not so qualified, to subject itself to taxation in any such jurisdiction or to file a general consent to service of process in any such states or jurisdictions, and provided, further, that in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling stockholders, such expenses shall be payable pro rata by selling stockholders.
        In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.
        Notify each Holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made.
        Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.
        Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered for sale in connection with a registration pursuant to this Agreement, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters (with a copy provided to each holder of Registrable Securities) in an underwritten public offering, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters (with a copy provided to each holder of Registrable Securities).
        Use all reasonable efforts to list the Registrable Securities covered by such registration statement with NASDAQ or any securities exchange on which the Common Stock of the Company is then listed, or NASDAQ or such securities exchange as shall be selected by the Company, or, if the Company fails to make an application to so list within 30 days of a request for the same by the Investors in connection with a Registered public offering involving an underwriting, the Investors may determine the place of listing, subject to qualification by the Company to list its shares thereon.
        Notify each seller of Registrable Securities under such registration statement of (i) the effectiveness of such registration statement, (ii) the filing of any post-effective amendments to such registration statement, or (iii) the filing of a supplement to such registration statement.
        Make available for inspection upon reasonable notice during the Company's regular business hours by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant, or other agent retained by such seller or underwriter, all material financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent in connection with such registration statement; provided that the Company shall not be required to disclose any confidential information or to meet with any seller or its representatives until and unless the seller and/or such representative shall have entered into a confidentiality agreement with the Company in form and substance reasonably satisfactory to the Company.
    Information Furnished by Holder. It shall be a condition precedent of the Company's obligations under this Agreement that each Holder of Registrable Securities included in any Registration furnish to the Company such information regarding such Holder and the distribution proposed by such Holder or Holders as the Company may reasonably request.
    Indemnification.
      Company's Indemnification of Holders. To the extent permitted by law, the Company shall indemnify each Holder, each of its officers, members, directors, and constituent partners, legal counsel for the Holders, and each person controlling such Holder, with respect to which Registration, qualification, or compliance of Registrable Securities has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages, liabilities, or actions in respect thereof (collectively, "Damages") to the extent such Damages arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus (including any related Registration Statement) incident to any such Registration, qualification, or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification, or compliance; and the Company shall reimburse each such Holder, each such underwriter, and each person who controls any such Holder, officer, member, director, constituent partner, legal counsel, person controlling Holder, or underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, however, that the indemnity contained in this Section 8.1 shall not apply to amounts paid in settlement of any such Damages if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided, further, that the Company shall not be liable in any such case (a) to the extent that any such Damages arise out of or are based upon any untrue statement or omission based upon written information furnished to the Company by such Holder, underwriter, or controlling person and stated to be for use in connection with the offering of securities of the Company or (b) in connection with the failure by the Holder to deliver in connection with any sale or sales by the Holder a subsequent prospectus, amendment or supplement that corrects any statement or omission in any prospectus if such subsequent prospectus, supplement or amendment was delivered to the Holder prior to such sale.
      Holder's Indemnification of Company. To the extent permitted by law, each Holder shall, if Registrable Securities held by such Holder are included in the securities as to which a Registration, qualification or, compliance is being effected pursuant to this Agreement, indemnify the Company, each of its employees, directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by such a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other such Holder, each of its officers, members, directors, and constituent partners, and each person controlling such other Holder, against all Damages arising out of or based upon (a) any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) any violation by such Holder of any rule or regulation promulgated under the Securities Act applicable to such Holder and relating to action or inaction required of such Holder in connection with any such Registration, qualification, or compliance including, but not limited to, failure by the Holder to deliver in connection with any sale or sales by the Holder a subsequent prospectus, amendment or supplement that corrects any statement or omission in any prospectus if such subsequent prospectus, supplement or amendment was delivered to the Holder prior to such sale, and shall reimburse the Company, such Holders, such employees, directors, officers, members, partners, persons, law and accounting firms, underwriters, or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, however, in the case of a situation set forth in Section 8.2(a), to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use in connection with the offering of securities of the Company; provided, further, that the indemnity contained in this Section 8.2 shall not apply to amounts paid in settlement of any such Damages if settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided, further, that each Holder's liability under this Section 8.2 shall not exceed such Holder's proceeds from the offering of securities made in connection with such Registration.
      Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided further, however, that if either party reasonably determines that there may be a conflict between the position of the Company and the Investors in conducting the defense of such action, suit, or proceeding by reason of recognized claims for indemnity under this Section 8, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 8, but the omission so to notify the indemnifying party shall not relieve such party of any liability that such party may have to any indemnified party otherwise than under this Section 8.
      Contribution. If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Damages referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party pursuant to this Section 8 as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such Damages as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.
      Conflicts. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.
      Survival of Obligations. The obligations of the Company and Holders under this Section 8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement or otherwise.
    Limitations on Registration Rights Granted to Other Securities. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of any Registration rights.
    Transfer of Rights. The right to cause the Company to Register securities under this Agreement may be assigned by any Holder to a transferee or assignee of at least 500,000 shares of Registrable Securities (or Convertible Securities convertible into at least 500,000 shares of Registrable Securities) not sold to the public (i) the Company must receive written notice prior to the time of said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such rights are being assigned, and (ii) such transferee or assignee must agree to be bound by the terms and conditions of this Agreement. Notwithstanding the limitation set forth in the foregoing sentence respecting the minimum number of shares which must be transferred, any Holder which is a partnership or limited liability company may transfer such Holder's Registration rights to such Holder's constituent partners or members, as the case may be, without restriction as to the number or percentage of shares acquired by any such constituent partner or member.
    No-Action Letter or Opinion of Counsel in Lieu of Registration; Conversion of Preferred Stock. Notwithstanding anything else in this Agreement, if the Company shall have obtained from the Commission a "no-action" letter in which the Commission has indicated that it shall take no action if, without Registration under the Securities Act, any Holder disposes of Registrable Securities covered by any request for Registration made under this Section 11 in the specific manner in which such Holder proposes to dispose of the Registrable Securities included in such request (such as including, without limitation, inclusion of such Registrable Securities in an underwriting initiated by either the Company or the Holders) and that such Registrable Securities may be sold to the public without Registration, or if in the opinion of counsel for the Company concurred in by counsel for such Holder, which concurrence shall not be unreasonably withheld, no Registration under the Securities Act is required in connection with such disposition and that such Registrable Securities may be sold to the public without Registration, the Registrable Securities included in such request shall not be eligible for Registration under this Agreement; provided, however, that any Registrable Securities not so disposed of shall be eligible for Registration in accordance with the terms of this Agreement with respect to other proposed dispositions to which this Section 11 does not apply. The Registration rights of the Holders of the Registrable Securities set forth in this Agreement are conditioned upon the conversion of the Registrable Securities with respect to which registration is sought into Common Stock prior to the effective date of the Registration Statement.
    Certain Events. In the event: (i) of any request by the Commission or any other federal or state governmental authority during the period of effectiveness of any Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information; (ii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; or (iv) of any event or circumstance that necessitates the making of changes in the Registration Statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of a prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; then the Company shall deliver, upon a resolution of the Board, a certificate in writing to each Holder (a "Suspension Notice") to the effect of the foregoing and detailing the facts and circumstances related to the foregoing and, upon receipt of such Suspension Notice, each Holder will refrain from selling any Registrable Securities pursuant to a Registration Statement (a "Suspension") until the Holder's receipt of copies of a supplemented or amended prospectus prepared and filed with the Commission by the Company, or until it is advised in writing by the Company that the current prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. In the event of any Suspension, the Company shall use commercially reasonable efforts to cause the use of the prospectus so suspended to be resumed as soon as reasonably practicable, provided that, if such use would cause the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Board, in the best interests of the Company, such Suspension shall be continued until the Board in good faith determines.
    Reports under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without Registration or pursuant to a registration on Form S-3, the Company agrees to:
        use commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first Registration Statement filed by the Company for the offering of its securities to the public;
        use commercially reasonable efforts to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as reasonably practicable after the end of the fiscal year in which the first Registration Statement filed by the Company for the offering of its securities to the general public is declared effective;
        use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and
        furnish to any Holder, so long as the Holder owns any Registrable Securities, promptly upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first Registration Statement filed by the Company), the Securities Act, and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without Registration or pursuant to such form.
    Stand-Off Agreement. Each Holder (other than Judd Properties, LLC), if requested by the Company and the managing underwriter of a Registration, hereby agrees not to sell publicly or otherwise transfer or dispose of any Registrable Securities or other securities of the Company held by such Holder for a specified period of time (not to exceed 180 days) following the effective date of such Registration Statement; provided that all executive officers, directors and 5% or more stockholders of the Company enter into similar agreements.
    Miscellaneous.
      Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, excluding those laws that direct the application of the laws of another jurisdiction.
      Headings. The headings of the sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.
      Notices. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or on the first business day after transmission if sent by confirmed facsimile transmission, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed (i) if to the Company, as set forth below the Company's name on the signature page of this Agreement, and (ii) if to an Investor, at such Investor's address as set forth below such Investor's name on the signatures pages of this Agreement, or at such other address as the Company or an Investor may designate by 10 days' advance written notice to the other parties hereto.
      Amendment of Agreement. Any provision of this Agreement may be amended only by a written instrument signed by the Company and by persons holding a majority of the Registrable Securities (calculated on an as-converted basis).
      Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
      Entire Agreement; Successors and Assigns. This Agreement constitutes the entire agreement among the parties with regard to the subject matter hereof and supercedes any and all prior negotiations, correspondence, understandings and agreements among the parties regarding the subject matter hereof. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successor, and assigns of the parties.
      Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Amend and Restated Registration Rights Agreement as of the date first above written.

Company: Southwall Technologies Inc.

a Delaware corporation

By:

Thomas G. Hood
Chief Executive Officer

Address: 3975 East Bayshore Road
Palo Alto, CA 94304
Attention: Chief Executive Officer

Investors: Needham & Company, Inc.

By:

Name: Glen Albanese
Title: Managing Director and Chief Financial Officer

Address: 445 Park Avenue
New York, NY 10022
Attention: Ellen McKay

Needham Capital Partners III, L.P.

By:

Name: John C. Michaelson
Title: Authorized Signatory

Address: 445 Park Avenue
New York, NY 10022
Attention: Ellen McKay

Needham Capital Partners II, L.P.

By:

Name: John C. Michaelson
Title: Authorized Signatory

Address: 445 Park Avenue
New York, NY 10022
Attention: Ellen McKay

Needham Capital Partners II (Bermuda), L.P.

By:

Name: John C. Michaelson
Title: Authorized Signatory

Address: 445 Park Avenue
New York, NY 10022
Attention: Ellen McKay

Needham Capital Partners IIIA, L.P.

By:

Name: John C. Michaelson
Title: Authorized Signatory

Address: 445 Park Avenue
New York, NY 10022
Attention: Ellen McKay

Needham Capital Partners III (Bermuda), L.P.

By:

Name: John C. Michaelson
Title: Authorized Signatory

Address: 445 Park Avenue
New York, NY 10022
Attention: Ellen McKay

Dolphin Direct Equity Partners, LP

By:

Name: Peter E. Salas
Title: Authorized Signatory

Address: c/o Dolphin Asset Management Corp.
129 East 17th Street
New York, NY 10003
Attention: Carlos P. Salas

Pacific Business Funding, A division of Greater Bay Bank, N. A.

By:

Name:
Title: Authorized Signatory

Address:

Judd Properties, LLC

By:

Name:
Title: Authorized Signatory

Address:

Exhibit A

SCHEDULE OF INVESTORS

Needham & Company

Needham Capital Partners III, L.P.

Needham Capital Partners II, L.P.

Needham Capital Partners IIIA, L.P.

Needham Capital Partners III (Bermuda), L.P.

Needham Capital Partners II (Bermuda), L.P.

Dolphin Direct Equity Partners, LP

Pacific Business Funding, a division of Greater Bay Bank, N. A.

Judd Properties, LLC

________________________________________________________________________

________________________________________________________________________

Southwall Technologies Inc.

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

________________________________________________________________________

________________________________________________________________________

February 20, 2004

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